EXHIBIT 10.7

                               AMENDMENT NUMBER 4
                     TO AMENDED AND RESTATED LOAN AGREEMENT

                  THIS AMENDMENT NUMBER 4, dated as of March 5, 2003 (this "Amendment") to the Amended and Restated Loan Agreement, dated as of July 19, 2001 (as previously amended or supplemented from time to time as permitted thereby, the "Loan Agreement"), each among CRONOS FINANCE (BERMUDA) LIMITED, a company organized and existing under the laws of the Islands of Bermuda (the "Issuer"), FORTIS BANK (NEDERLAND) N.V. (f/k/a MeesPierson N.V.) ("Fortis"), a Naamloze Vennootschap, as agent on behalf of the Noteholders (in such capacity, the "Agent"), and Fortis, as the Noteholder (the "Initial Noteholder").

                              W I T N E S S E T H:

                  WHEREAS, the Issuer, the Agent and the Initial Noteholder have previously entered into (i) the Loan Agreement, (ii) Amendment Number 1 thereto, dated as of August 6, 2001, (iii) Amendment Number 2 thereto, dated as of November 20, 2001, and (iv) Amendment Number 3 thereto, dated as of September 18, 2002;

                  WHEREAS, in connection with the sale of the Notes on the date hereof, the parties desire to further amend the Loan Agreement in order to modify certain provisions of the Loan Agreement;

                  NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                                                          - E1 -

EXHIBIT 10.7

                  SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.

                  SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Loan Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

                  SECTION 3. Amendment to the Loan Agreement. Effective upon the date hereof, following the execution and delivery hereof,

                  (a) The definition of "Asset Base" in Section 101 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  " Asset Base: As of any date of determination, an amount equal to the sum, without duplication:

                  (1) the product of (x) sixty-seven percent (67%) and (y) the sum of the Net Book Values (determined as of the Effective Date or the last day of immediately preceding Collection Period, as applicable) of all Eligible Containers that are not subject to a Finance Lease then owned by the Issuer that were purchased by the Issuer in the ordinary course of its business at any time prior to January 1, 2000,

                  (2) the product of (x) eighty percent (80%) and (y) the sum of the Net Book Values (determined as of the Effective Date or the last day of the immediately preceding Collection Period, as applicable) of all Eligible Containers that are not subject to a Finance Lease then owned by the Issuer that were purchased by the Issuer in the ordinary course of its business at any time on and after January 1, 2000,

                  (3) the product of (x) eighty percent (80%) and (y) the Aggregate Book Value of Net Finance Lease Receivables,

plus, 100% of the amounts then on deposit in immediately available funds in the Trust Account, plus, any amount then on deposit in immediately available funds in the Restricted Cash Account

                                                                          - E2 -

EXHIBIT 10.7

in excess of the Restricted Cash Account Requirement (such amounts to be determined after giving effect to all withdrawals from and deposits to the Trust Account and the Restricted Cash Account on such date). In determining the amount set forth in clause (y) of numbered subparagraphs (1) and (2) above, the Net Book Value of any Container that has been sold by the Issuer or that has suffered a Casualty Event shall be equal to zero."; and

                  (b)      The Loan Agreement is hereby amended to include
Schedule 2 attached hereto as Schedule 2 to the Loan Agreement.

                  SECTION 4. Representations, Warranties and Covenants.

                  (a) The Issuer hereby confirms that each of the representations, warranties and covenants set forth in Articles V and VI of the Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.

                  (b) The Issuer hereby covenants that should this Amendment cause the unpaid principal balances of all Notes then Outstanding to exceed the Asset Base, the Issuer shall pay, or cause to be paid, the amount of such excess and Breakage Costs (if any) to the Holders of the Notes, pro rata based on the unpaid principal balances of such Notes, as provided in Section 203(d) of the Loan Agreement and Section 5(d) hereof.

                  SECTION 5. Effectiveness of Amendment; Terms of this
Amendment.

                  (a) This Amendment shall become effective as of the date first written above.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Loan Agreement, and (ii) each reference in the Loan Agreement to "this Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other document to the Loan Agreement

                                                                          - E3 -

EXHIBIT 10.7

                           shall mean and be a reference to the Loan Agreement as amended or modified hereby.

                  (d) Each of the parties hereto agrees that any payment required to be made pursuant to Section 203(d) of the Loan Agreement as a result of this Amendment shall be paid on March 7, 2003, notwithstanding anything to the contrary set forth in the Loan Agreement.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 8. No Novation. Notwithstanding that the Loan Agreement is hereby amended by this Amendment as of the date hereof, nothing contained herein shall be deemed to cause a novation or discharge of any existing indebtedness of the Issuer under the original Loan Agreement that was executed on July 19, 2001, as amended and supplemented to date, or the security interest in the Collateral created thereby.

                            [Signature page follows.]

                                                                          - E4 -

EXHIBIT 10.7

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

                                      CRONOS FINANCE (BERMUDA) LIMITED

                                      By: /s/ PETER J. YOUNGER
                                         ----------------------

                                      Name: Peter J. Younger

                                      Title: Director

                                      FORTIS BANK (NEDERLAND) N.V., as Agent
                                      and Initial Noteholder

                                      By: /s/ P.R.G. ZAMAN

                                      Name: P.R.G. Zaman

                                      Title:__________________________________

                                      By: /s/ M.A.N. VAN LACUM
                                         -------------------------------------

                                      Name: M.A.N. van Lacum

                                      Title:__________________________________

                                                                          - E5 -

EXHIBIT 10.7

                              HOLDER'S CERTIFICATE

                  By its signature below, the undersigned hereby (i) certifies that it is the Holder (as defined in the Loan Agreement) of one hundred percent (100%) of the Notes (as defined in the Loan Agreement) and (ii) consents to the amendments set forth in this Amendment Number 4.

                                      FORTIS BANK (NEDERLAND) N.V., as
                                      Noteholder

                                      By: /s/ P.R.G. ZAMAN
                                         ------------------

                                      Name: P.R.G. Zaman

                                      Title:_______________________________

                                      By: /s/ M.A.N. VAN LACUM
                                         ----------------------------------

                                      Name: M.A.N. van Lacum

                                      Title:_______________________________

                                                                          - E6 -

EXHIBIT 10.7

                                   SCHEDULE 2

                 SCHEDULED TARGETED PRINCIPAL BALANCE PERCENTAGE

                                                                          - E7 -

EXHIBIT 10.9

                   AMENDMENT NUMBER 1 TO MANAGEMENT AGREEMENT

         THIS AMENDMENT NUMBER 1, dated as of March 7, 2003 (this "Amendment") to the Management Agreement, dated as of September 18, 2002 (as amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, the "Management Agreement"), each by and between CF LEASING LTD., a limited liability company organized and existing under the laws of Bermuda (the "Borrower"), and CRONOS CONTAINERS (CAYMAN) LTD., a corporation organized and existing under the laws of the Cayman Islands (the "Manager").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Manager have previously entered into the Management Agreement;

         WHEREAS, the parties desire to amend the Management Agreement in order to modify certain provisions of the Management Agreement;

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Management Agreement and if not set forth therein, then in the Loan Agreement.

         SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Management Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

         SECTION 3. Amendment to the Management Agreement. Effective on the date hereof, following the execution and delivery hereof, the Management Agreement is hereby as follows:

                  (a) Section 3.1(a)(ix) of the Management Agreement is hereby amended by inserting the following after the semicolon (";") at the end thereof:

                                                                          - E7 -

EXHIBIT 10.9

                                    "provided, however, that the Manager shall
                           not materially modify its credit policies with respect to the leasing of the Managed Containers without the prior written consent of the Agent and each Lender;"

                  (b) Section 6.1 of the Management Agreement is hereby amended by inserting "and all Sales Proceeds (less any related Disposition Fees)" immediately after the phrase "Net Container Revenue Receipts".

                  (c) Section 6.2 of the Management Agreement is hereby amended by inserting "and all Sales Proceeds (less any related Disposition Fees)" immediately after the phrase "Net Container Revenue Receipts".

                  (d) Section 7.7 of the Management Agreement is hereby amended by inserting at the end of such Section the following: "The Manager shall reimburse the Borrower, the Agent and each Lender, as the case may be, for all reasonable out-of-pocket costs and expenses of such party for any inspections occurring during the continuance of a Manager Default."

                  (e) Article 7 of the Management Agreement is hereby amended by inserting the following Section 7.17 after
                           Section 7.16:

                                    "7.17 The Manager will comply, in all
                           material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to the Collateral or any part thereof; provided, however, that the Manager may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Borrower, the Agent or any Lenders in the Collateral, provided further that, with respect to any statutes administered and the regulations promulgated by the U.S. Treasury Department's Office of Foreign Assets Control, the Manager shall comply as if Borrower were subject to the laws of the United States."

                  (f) Section 9.2 of the Management Agreement is hereby amended to restate the second sentence of Section 9.2 to read as follows:

                                                                          - E8 -

EXHIBIT 10.9

                                    "Such insurance shall cover physical damage
                           to the Managed Containers while on land, afloat, in transit or at rest anywhere in the world and liability for damage to person or property for limits of at least $2 million per occurrence and $20 million in aggregate."

                  (g) Section 10.1(i) of the Management Agreement is hereby amended to read in its entirety as follows:

                                    "(i) the receipt by the Manager of casualty
                           loss or insurance proceeds (if any) with respect to such Managed Container following the destruction or loss of such Managed Container by its Lessee or other third party,"

                  (h) Section 10.2(i) of the Management Agreement is hereby amended to read in its entirety as follows:

                                    "with the prior written consent of the
                           Borrower, the Agent and the Majority Lenders, or"

                  (i) Section 11.1(d) of the Management Agreement is hereby amended by replacing the reference therein to "Section 9" with "Section 11" and the reference therein to "Noteholders" with "any Lender".

                  (j) Section 11.1(e) of the Management Agreement is hereby amended by replacing the reference therein to "Noteholders" with "any Lender".

                  (k) Section 11.1(o) of the Management Agreement is hereby amended to read in its entirety as follows:

                                    "(o) The occurrence of an Event of Default
                           under the Loan Agreement;"

                  (l) Section 11.1(q) of the Management Agreement is hereby amended by deleting the word "or" at the end thereof.

                                                                          - E9 -